UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 3, 2007

The St. Joe Company
__________________________________________
(Exact name of registrant as specified in its charter)

Florida	1-10466	59-0432511
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

245 Riverside Avenue, Suite 500, Jacksonville, Florida		32202
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	904-301-4200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Company announced today that Wm. Britton Greene has been appointed as the Company's President and Chief Operating Officer. Mr. Greene, age 53, has over 25 years of experience in real estate development, finance and management. He was appointed COO in August 2006 and has been focused on the overall operations of the Company. Mr. Greene was named President of St. Joe Towns & Resorts in February 2004, where he led the Company’s residential and resort projects throughout Florida and the Mid-Atlantic. He was also named President of St. Joe Commercial in February 2006, where he was also responsible for the Company’s commercial land sales and development businesses. Mr. Greene joined the Company in 1998 and rose to the position of President of the Company’s West Florida residential and resort operations in 2000, responsible for the company’s projects in Walton, Bay and Gulf Counties. Mr. Greene led the Company through entitlement, planning, permitting, design and sales for several of the company’s acclaimed resort projects in Walton County, including WaterColor, WaterSound Beach, and Camp Creek Golf Club; four primary residential communities in Bay County; and WindMark Beach in Gulf County.

The Company also announced that Christopher T. Corr has been appointed as the Company’s Executive Vice President and Chief Strategy Officer. Mr. Corr, age 43, has served as Chief Strategy Officer since August 2006 where he has been focused on the Company’s business strategy, entitlements and infrastructure initiatives. Mr. Corr was named Senior Vice President of Strategic Planning in May 2004, where he helped create the Company’s entitlements process. He joined the Company in June 1998 as Vice President of Public Affairs. From 1992 to 1998, Mr. Corr was a senior manager with The Walt Disney Company. Mr. Corr served Disney Development Company and Walt Disney Imagineering in various positions, including as a developer of the town of Celebration, a 5,000 acre master planned community near Orlando. Mr. Corr has also served in a number of positions in state government, including as a member of the Florida House of Representatives from 1990 to 1992, the Florida Constitution Revision Commission from 1996 to 1998 and Governor Bush’s Growth Management Commission from 2000 to 2001. He currently serves on the Board of Directors of Enterprise Florida, Inc. and the Florida Century Commission.

The terms of Mr. Greene's and Mr. Corr’s employment agreements with the Company are described under the caption "Entry into New Executive Employment Agreements" in the Company's Current Report on Form 8-K dated July 31, 2006, and such description is incorporated by reference herein. A copy of the form of Executive Employment Agreement was filed as Exhibit 10.4 to the Company's Form 8-K dated July 31, 2006.

Additional information on the matters described above is set forth in our press release dated October 3, 2007, a copy of which is filed as exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

10.1 Form of Executive Employment Agreement (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed on July 31, 2006).

99.1 Press Release dated October 3, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The St. Joe Company

October 3, 2007	By:	/s/ Christine M. Marx

Name: Christine M. Marx
Title: General Counsel and Corporate Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated October 3, 2007